UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY		10019
(Address of principal executive offices)		(Zip code)

JoEllen L. Legg, Esq. ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2008 - November 30, 2009

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
ANNUAL REPORT 2009

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager” and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Capital Investment Management LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

Shareholder Letter

NOVEMBER 30, 2009 (unaudited)

Introduction

We are pleased to present this Annual Report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the twelve months (“Fund Year”) ended November 30, 2009 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Fund Year Ended	Total
November 30, 2009(1)	Returns(2)
Macquarie Global Infrastructure Total Return Fund — NAV	36.2%
Macquarie Global Infrastructure Total Return Fund — Market Price	56.1%
Macquarie Global Infrastructure Index (3) (“MGII”)	16.1%
MSCI Gross World USD Total Return (4)	32.6%

There were a number of drivers of the Fund’s positive return during the Period:

•                  Participation by listed infrastructure securities in the market recovery.

•                  Strong recovery of transportation infrastructure sectors such as Toll Roads and Airports.

•                  Consistent positive contribution of the Fund’s largest sector exposure, Pipelines, which includes holdings in U.S.-domiciled Master Limited Partnerships (“MLPs”).

•                  The fall of the U.S. Dollar against several major currencies which had a positive effect on returns as the Fund is not currency hedged and has a large majority of its investments outside the U.S.

•                  The Fund’s leverage in the strong positive market.

Let’s look at these reasons in further detail.

Recovery in Global Equity Markets & Listed Infrastructure Securities

Global equity markets rallied strongly from early March 2009 through the end of the Period. At the same time, investors’ cash was allocated back into equities as investor sentiment and credit markets improved markedly, with credit spreads narrowing significantly. Despite some earlier market concerns, credit remained available to (re)finance good quality infrastructure assets throughout the Period. Given the lower base rates, the all-in cost of debt was little changed from prior periods.

The global equity market rally was led by the more cyclical sectors of the equity market, including those that had been most oversold (most notably financials) and some of the lower quality, higher risk stocks. Listed infrastructure securities

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.
(3)

The Macquarie Global Infrastructure Index consists of approximately 242 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $1.9 trillion as of November 30, 2009.

(4)	The MSCI World is a stock market index of 1500 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

participated strongly in the market recovery, with those that had been most oversold in 2008 typically recovering most strongly.

The major contributors to the Fund’s return for the Period were Pipelines, Toll Roads, and Airports.

Rebound in Transportation Infrastructure Sectors

In late 2008 and early 2009, the market had focused on the mostly gloomy economic outlook and weaker toll road, air traffic and seaport volume data and overlooked the historical resilience of these assets through economic cycles. While there was some reduction in the usage of these user demand assets, infrastructure remained far less cyclical than many other sectors in the market. We believed that, around their lows, the prices of some of these stocks assumed a too severe downturn and only an anemic recovery. Thus, many of these stocks appeared to be oversold by the end of 2008.

Starting at the end of 2008, we began to progressively unwind the Fund’s more defensive tilt towards “regulated/contracted” sectors (e.g. Pipelines, Water, and Electricity & Gas Distribution), which had been instituted during the 2008 market crisis. At the same time, we began to selectively invest in “user demand” transportation infrastructure sectors (e.g. Toll Roads, Airports, Seaports, and Railroads) that ranked very attractively in our infrastructure investment universe and that we believed had more than fully priced in the economic downturn.

As a result, MGU was well positioned to participate in the 2009 market rally that started in early March, which was led among listed infrastructure securities in large part by the oversold user demand stocks, particularly in the Toll Roads and Airports sectors. These two sectors were the second and third strongest sector contributors to performance, respectively, for the Period. The repositioning of the Fund also resulted

Source: Bloomberg L.P.

Example shown for illustrative purposes only.

in higher turnover for the Period than the Fund’s historical average.

Toll roads generally experienced positive trends in both traffic volumes and share prices, while the Airport sector continued to show improvement at both the industry-wide and stock-specific levels. Additionally, Seaports benefited from improved sentiment about the economic outlook and thus expected container volume growth.

In the 2009 Semi-Annual Report, we highlighted Atlantia SpA as an example of both our investment process and the market dislocation and subsequent recovery among transportation infrastructure stocks. At the Period end, the stock was the Fund’s eighth largest position and was the top stock contributor to NAV return for the Period.

Consistency of Pipelines

U.S.-listed Master Limited Partnerships that own pipeline and associated energy infrastructure assets make up nearly half of the Fund’s investment in the Pipelines sector. Most of these holdings outperformed both the broader infrastructure sector and the Pipelines sector over the Period.

Company announcements in the Pipelines sector throughout the Period continued to reflect sound operational performance and a favorable outlook. We continue to believe that the pipeline stocks held by the Fund have conservative management, limited exposure to volume and commodity price risk and offer defensive and predictable cash flows, attractive yields and good growth prospects.

The Pipelines sector was the Fund’s top sector contributor to performance for the Period.

Continued Weakness of the U.S. Dollar

As the Fund is not hedged for currency, an overlaying contributor to the Fund’s positive return was the decline of the U.S. Dollar. Currencies do have the potential for short-term volatility, and the Fund was adversely affected in prior periods by the strength of the U.S. Dollar. However, we believe that investors in a global equity portfolio may benefit over time from the diversification to their overall portfolios provided by foreign currency exposure.

Against the U.S. Dollar over the Period, the Australian Dollar appreciated by 40%, the Canadian Dollar by 17%, the Euro by 18% and the British Pound by 7%(5). These four currencies represented approximately 55% of the globally diversified portfolio’s security positions at the Period end.

Leverage

After detracting from returns in the weak equity market environment of 2008, the Fund’s leverage contributed positively to NAV performance when infrastructure stocks rallied during the Period as the cost of leverage was significantly less than the positive returns of the Fund’s portfolio.

(5)	Source: Bloomberg L.P.

As of November 30, 2009, the Fund had $82 million in leverage outstanding and $18 million of available commitments. The Fund’s leverage was 20.4%, which is well below the limit outlined in the Fund’s Prospectus.

Performance Relative to the MGII

The Fund, which is not managed towards any benchmark, outperformed the Macquarie Global Infrastructure Index due principally to (1) stock selection and overweight positions relative to the MGII in Pipelines and Toll Roads and (2) the underweight position in Electric Utilities (which represents approximately 60% of the MGII). The Fund’s leverage also contributed to the outperformance.

The MGII has a very high weighting to integrated utilities and power generation businesses, which tend to not have the stable and predictable cash flows that we seek as they are price takers in competitive markets. As outlined in the Fund’s prospectus, MGU generally seeks a lower exposure to such businesses.

During the Period, to unwind the defensive tilt discussed earlier, we decreased the Fund’s weightings in Pipelines, Water and Electricity Generation, reduced the cash holdings, and increased the weightings in Toll Roads, Seaports, Electric Utilities, and Airports.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 45 global infrastructure stocks representing 17 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2009.

			Infrastructure
Rank	Stock	Country	Sector (6)	% (7)
1	Northeast Utilities	United States	Electric Utilities	4.2
2	Spark Infrastructure Group	Australia	Electricity & Gas Distribution	4.1
3	Aeroports De Paris	France	Airports	4.0
4	Enagas	Spain	Pipelines	3.9
5	Red Electrica de Espana	Spain	Electricity Transmission	3.9
6	Hamburger Hafen und Logistik	Germany	Seaports	3.8
7	Enterprise Products Partners LP	United States	Pipelines	3.1
8	Atlantia SpA	Italy	Toll Roads	3.1
9	Transurban Group	Australia	Toll Roads	3.0
10	Magellan Midstream Partners LP	United States	Pipelines	3.0

The tables below show the structure of the portfolio by country and sector.

	% of Fund on	% Point Change	% of Fund on
Country	November 30, 2008(7)	over Period	November 30, 2009 (7)
United States	24.0	-4.6	19.4
Australia	8.4	+3.2	11.6
France	5.8	+4.7	10.5
Spain	10.1	-0.3	9.8
Germany	5.5	+3.7	9.2
China	4.3	+4.5	8.8
Canada	6.3	-0.9	5.4
Italy	5.7	-0.7	5.0
Japan	5.9	-1.6	4.3
United Kingdom	8.0	-4.2	3.8
Brazil	3.6	-1.1	2.5
United Arab Emirates	0.6	+1.0	1.6
Switzerland	2.5	-1.0	1.5
Mexico	1.7	-0.5	1.2
South Korea	—	+1.0	1.0
New Zealand	1.7	-0.8	0.9
India	—	+0.4	0.4
Thailand	1.2	-1.2	—
Other Net Assets	4.7	-1.6	3.1

Infrastructure Sector(6)	% of Fund on November 30, 2008(7)	% Point Change over Period	% of Fund on November 30, 2009(7)
Pipelines	32.0	-14.2	17.8
Toll Roads	6.5	+9.9	16.4
Electric Utilities	9.4	+4.5	13.9
Airports	9.6	+2.7	12.3
Electricity & Gas Distribution	10.8	-1.6	9.2
Seaports	3.8	+5.1	8.9
Electricity Transmission	6.5	+0.3	6.8
Water	8.0	-2.6	5.4
Electricity Generation	4.5	-2.5	2.0
Rail / Other Transportation	2.1	-0.5	1.6
Other	—	+1.5	1.5
Diversified	2.1	-1.0	1.1
Other Net Assets	4.7	-1.6	3.1

(6)	Infrastructure Sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(7)	Based on Total Assets as defined in the Prospectus.

Distributions

During the Period, the Fund paid four regularly scheduled quarterly distributions totaling $0.73 per share.

The Fund’s Board of Directors (“Board”) decided it was prudent to reduce the Fund’s quarterly distribution during the Period in light of the economic and financial climate. On December 2, 2008, the Board approved a regular quarterly distribution of $0.25 per share for the period ending December 31, 2008. In March, June, and September of 2009, the Board approved a regular quarterly distribution of $0.16 per share for the period ending at the end of that respective month.

The reduced distributions relative to previous Fund years were primarily due to the effect of the decline in global equity markets and some of the changes in the portfolio’s composition outlined above. The decreases have allowed the Fund to preserve its capital, and have helped the Fund to be positioned for the long-term valuation opportunities in global infrastructure securities that were created in the equity market dislocation.

Based on the Fund’s NAV of $18.38 and closing market price of $14.99 on November 30, 2009, the most recent $0.16 per share distribution represents an annualized distribution rate of 3.5% on NAV and 4.3% on market price, respectively.

Outlook

While a global economic recovery is underway, it is tentative in many countries and still reliant on fiscal and monetary stimulus measures. Central banks across the world have generally maintained very low interest rates.

As expected, infrastructure earnings have been more resilient and current valuations for listed infrastructure stocks do not appear stretched based on our earnings forecasts. Recent takeover proposals at a significant premium to the market price lend support to the view that there is significant long-term value inherent in listed infrastructure assets.

Many of the Fund’s holdings continue to deliver sound operational performance, in keeping with their essential service nature and ability to withstand weak economic conditions. Among the user demand transportation infrastructure sectors, Toll Roads have been the first to benefit from improving economic conditions and market sentiment, both in share prices and the traffic and revenue results of the underlying assets. The Airport sector is already experiencing improving passenger volumes, and the market is looking for further confirmation of that trend. While the Seaport sector has yet to see any material pick-up in container volumes, we expect it will benefit as the recovery progresses in 2010 and the value inherent in these strategic assets is recognized.

After the severe dislocation and liquidity driven share price movements, we believe that global equity markets are returning to more normal (and fundamentally driven) behavior.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We are pleased with the Fund’s positive return for this Fund Year and believe the Fund is well positioned to further benefit as equity markets and the listed infrastructure space normalize.

We believe that MGU provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Andrew Maple Brown

Co-Portfolio Manager

Jon Fitch

Chief Investment Officer

Co-Portfolio Manager

Schedule of Investments

NOVEMBER 30, 2009

(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 110.09%
Australia - 14.53%
Asciano Group(1)(7)	5,284,239	$8,009,943
SP AusNet	12,657,796	9,970,237
Spark Infrastructure Group	13,762,512	16,197,567
Transurban Group(1)	2,416,418	12,084,082
		46,261,829
Brazil - 2.05%
AES Tiete SA(1)	238,900	2,483,580
Cia de Concessoes Rodoviarias(1)	172,800	3,725,708
EDP Energias do Brasil SA	18,000	317,858
		6,527,146
Canada - 6.84%
Enbridge, Inc.(1)	244,328	10,419,939
TransCanada Corp.(1)	350,750	11,342,711
		21,762,650
China - 11.02%
Beijing Capital International Airport Co., Ltd.(7)	10,424,000	7,236,227
Cheung Kong Infrastructure Holdings, Ltd.	1,132,004	4,199,343
Dalian Port PDA Co., Ltd.	14,950,000	5,594,157
Jiangsu Expressway Co., Ltd.	8,382,000	7,430,190
Zhejiang Expressway Co., Ltd.	10,872,609	10,620,015
		35,079,932
France - 13.17%
Aeroports de Paris(1)	198,672	15,915,120
Electricite de France(1)	143,740	8,292,277
Eutelsat Communications(1)	186,024	6,087,860
Vinci SA(1)	210,291	11,627,926
		41,923,183
Germany - 11.63%
E.ON AG(1)	254,247	10,055,656
Fraport AG Frankfurt Airport Services Worldwide(1)	233,539	11,565,087
Hamburger Hafen und Logistik AG	396,382	15,385,559
		37,006,302

See Notes to Financial Statements.

Description	Shares	Value $
India - 0.55%
NTPC, Ltd.(1)	391,162	$1,764,287

Italy - 6.26%
Atlantia SpA	478,822	12,366,345
Enel SpA(1)	1,265,279	7,571,003
		19,937,348
Japan - 5.39%
East Japan Railway Co.	92,697	6,541,552
Toho Gas Co., Ltd.	745,000	4,180,067
Tokyo Gas Co., Ltd.	1,564,473	6,443,225
		17,164,844
Mexico - 1.47%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,655,906	4,684,237

New Zealand - 1.16%
Auckland International Airport, Ltd.	2,787,401	3,689,065

South Korea - 1.21%
Korea Electric Power Corp.(7)	280,566	3,849,365

Spain - 12.33%
Abertis Infraestructuras SA(1)	349,343	7,960,119
Enagas SA(1)	726,008	15,714,293
Red Electrica de Espana SA(1)	284,900	15,571,579
		39,245,991
Switzerland - 1.91%
Flughafen Zuerich AG(1)	21,846	6,068,031

See Notes to Financial Statements.

Description	Shares	Value $
United Arab Emirates - 2.02%
DP World, Ltd.	17,559,121	$6,426,638

United Kingdom - 4.84%
Pennon Group Plc(1)	972,624	7,958,662
Severn Trent Plc(1)	431,607	7,455,333
		15,413,995
United States - 13.71%
American Water Works Co., Inc(1)	286,200	6,365,088
Exelon Corp.(1)	177,860	8,569,295
ITC Holdings Corp.(1)	263,257	11,707,039
Northeast Utilities(1)	704,348	16,981,830
		43,623,252

Total Common Stocks (Cost $362,791,413)		350,428,095

PREFERRED STOCKS - 1.18%
Brazil - 1.18%
AES Tiete SA(1)	344,300	3,738,170

Total Preferred Stocks (Cost $3,147,044)		3,738,170

MASTER LIMITED PARTNERSHIPS - 10.66%

United States - 10.66%
Energy Transfer Partners LP(1)	219,333	9,494,925
Enterprise Products Partners LP(1)	420,178	12,517,103
Magellan Midstream Partners LP(1)	289,688	11,906,177
		33,918,205

Total Master Limited Partnerships (Cost $34,545,870)		$33,918,205

See Notes to Financial Statements.

	7 Day
Description	Yield	Shares	Value $
SHORT TERM INVESTMENTS - 4.61%
Money Market Fund - 4.61%
Northern Institutional Government Select Portfolio	0.052%	14,681,866	$14,681,866

Total Short Term Investments (Cost $14,681,866)			14,681,866

Total Investments - 126.54% (Cost $415,166,193)			402,766,336

Other Liabilities Less Other Assets - (0.78)%			(2,467,360)

Leverage Facility - (25.76)%(2)			(82,000,000)

Total Net Assets - 100.00%			$318,298,976

See Notes to Financial Statements.

SWAP AGREEMENT(3):

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund (4)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
National Australia Bank	40,000,000 USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	$(1,823,036)	(0.57)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR(5)(6):

Pipelines	17.8%
Toll Roads	16.4%
Electric Utility	13.9%
Airports	12.3%
Electricity & Gas Distribution	9.2%
Seaports	8.9%
Electricity Transmission	6.8%
Water	5.4%
Electricity Generation	2.0%
Rail/Other Transportation	1.6%
Other	1.5%
Diversified	1.1%
Other Net Assets	3.1%
100.0%

(1)

All, or a portion of the securities are available to serve as collateral on the outstanding leverage. The aggregate market value of collateralized securities totals $261,763,776 as of November 30, 2009.

(2)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7 Under Notes to Financial Statements)

(3)	Derivatives are not accounted for as hedging instruments under ASC 815 (formerly FAS 133 & FAS 161).
(4)

London-Interbank Offered Rate - British Bankers Association Fixing for U.S. Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The US 1M LIBOR was 0.235% as of November 30, 2009.

(5)	Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets.
(6)	Industry sectors are based on Manager’s own evaluation of issuers and industries may group multiple sectors together, and do not necessarily track any standard industry or segment classification.
(7)	Non-Income Producing Security

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BBA	British Banker’s Association.
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.
USD	United States Dollar.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2009

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $415,166,193)	$402,766,336
Cash	190,579
Foreign Currency, at value (Cost $742,053)	739,140
Dividends receivable	1,377,122
Tax reclaim receivable	466,570
Interest receivable	374
Receivable for investment securities sold	558,336
Other assets	279,792
Total Assets	406,378,249

LIABILITIES:
Payable for investment securities purchased	2,798,199
Unrealized depreciation on interest rate swap contract	1,823,036
Interest payable on interest rate swap contract	113,018
Loan payable	82,000,000
Accrued interest on loan payable	102,607
Accrued investment advisory expense	946,154
Accrued administration expense	32,877
Accrued legal expense	31,659
Accrued directors expense	39,153
Other payables and accrued expenses	192,570
Total Liabilities	88,079,273
Net Assets	$318,298,976

COMPOSITION OF NET ASSETS:
Paid-in capital	$413,060,858
Accumulated net investment loss	(1,986,973)
Accumulated net realized loss on investments	(78,453,397)
Net unrealized depreciation on investments, swaps and foreign currency translation	(14,321,512)
Net Assets	$318,298,976
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$18.38

See Notes to Financial Statements.

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2009

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,338,744)	$18,747,638
Interest	61,561
Total Investment Income	18,809,199

EXPENSES:
Investment advisory	3,381,605
Interest on loan	2,265,192
Administration	400,000
Legal	169,985
Directors	160,023
Audit & Tax Services	141,988
Insurance	113,849
Printing	104,098
Custody	93,023
Transfer agent	26,196
Miscellaneous	25,963
Total Expenses	6,881,922
Net Investment Income	11,927,277

Net realized loss on:
Investment securities	(50,002,599)
Interest rate swap contracts	(880,524)
Total return swap contract	(4,431,746)
Foreign currency transactions	(423,230)
Net change in unrealized appreciation/depreciation on:
Investment securities	125,290,697
Swap contracts	1,659,507
Translation of assets and liabilities denominated in foreign currencies	41,987
Net Realized and Unrealized Gain on Investments	71,254,092
Net Increase in Net Assets From Operations	$83,181,369

See Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2009	2008
FROM OPERATIONS:
Net investment income	$11,927,277	$23,996,883
Net realized loss on:
Investment securities	(50,002,599)	(46,375,241)
Interest rate swap contracts	(880,524)	(1,821,635)
Total return swap contract	(4,431,746)	(795,160)
Foreign currency transactions	(423,230)	(2,093,124)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	126,992,191	(240,557,808)
Net Increase/Decrease in Net Assets From Operations	83,181,369	(267,646,085)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(12,641,464)	(27,622,404)
From net realized gains on investments	—	(68,077,060)
Total Distributions	(12,641,464)	(95,699,464)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	6,402,623
Net Increase/Decrease in Net Assets	70,539,905	(356,942,926)

NET ASSETS:
Beginning of period	$247,759,071	$604,701,997
End of period*	$318,298,976	$247,759,071

*Includes Accumulated Net Investment Loss of:	$(1,986,973)	$(6,965,727)

See Notes to Financial Statements.

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2009

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$83,181,369
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Decrease in restricted cash	4,314,264
Purchase of investment securities	(242,063,468)
Proceeds from disposition of investment securities	259,747,361
Net realized loss from investment securities	50,002,599
Net purchases of short-term investment securities	(4,931,863)
Net change in unrealized appreciation/depreciation on investments	(125,290,697)
Net change in unrealized appreciation/depreciation on swap contracts	(1,659,507)
Premium amortization	1,454
Decrease in payable for investment securities purchased	(877,612)
Decrease in payable for termination of total return swap contract	(271,623)
Increase in receivable for investment securities sold	(219,757)
Increase in dividends receivable	(136,530)
Increase in dividend reclaim receivable	(295,449)
Decrease in interest receivable	65,511
Increase in other assets	(203,985)
Decrease in accrued interest on loan payable	(191,970)
Decrease in accrued investment advisory expense	(58,250)
Increase in accrued administration expense	90
Decrease in accrued legal expense	(28,341)
Increase in accrued directors expense	2,223
Decrease in other payables and accrued expenses	(97,129)
Net Cash Provided by Operating Activities	20,988,690

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank borrowing	(8,000,000)
Cash distributions paid	(12,641,464)
Net Cash Used in Financing Activities	(20,641,464)

Net increase in cash	347,226
Cash and foreign currency, beginning balance	$582,493
Cash and foreign currency, ending balance	$929,719

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$2,457,162

See Notes to Financial Statements.

INTENTIONALLY LEFT BLANK

Financial Highlights

(Expressed in U.S. Dollars)

	For the Years Ended November 30,
	2009
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.31
Income/loss from investment operations:
Net investment income	0.69
Net realized and unrealized gain/loss on investments	4.11
Total from Investment Operations	4.80

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.73)
Net realized gains on investments	—
Total Distributions	(0.73)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs changed to paid-in capital	—
Total Capital Share Transactions	—
Net asset value - end of period	$18.38
Market Price - end of period	$14.99

Total Investment Return - Net Asset Value (2)	36.18%
Total Investment Return - Market Price(2)	56.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$318,299
Ratios to average net assets attributable to common shareholders:
Expenses	2.63	%(4)
Expenses excluding interest expense	1.76%
Net investment income	4.56%
Portfolio turnover rate	71%

(1)	The Fund commenced operations on August 26, 2005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(3)	Total investment return on net asset value reflects a sales load of $1.125 per share.
(4)

For the years ended November 30, 2009, 2008, 2007 and 2006, the annualized ratios to Total Assets were 2.00%, 2.33%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.

See Notes to Financial Statements.

	For the Years Ended November 30,						For the Period August 26, 2005 to
	2008		2007		2006		November 30, 2005(1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$35.35		$28.81		$22.93		$23.88
Income/loss from investment operations:
Net investment income	1.40		1.30		1.29		0.46
Net realized and unrealized gain/loss on investments	(16.86)		7.34		6.14		(1.36)
Total from Investment Operations	(15.46)		8.64		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.60)		(2.10)		(1.55)		—
Net realized gains on investments	(3.98)		—		—		—
Total Distributions	(5.58)		(2.10)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs changed to paid-in capital	—		—		—		(0.05)
Total Capital Share Transactions	—		—		—		(0.05)
Net asset value - end of period	$14.31		$35.35		$28.81		$22.93
Market Price - end of period	$10.18		$31.45		$26.87		$20.69

Total Investment Return - Net Asset Value (2)	(50.69)%		31.51%		34.43%		(3.96	)%(3)
Total Investment Return - Market Price(2)	(60.57)%		25.45%		38.95%		(17.24	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$247,759		$604,702		$489,844		$389,952
Ratios to average net assets attributable to common shareholders:
Expenses	3.14	%(4)	3.12	%(4)	3.57	%(4)	1.34	%(5)
Expenses excluding interest expense	1.69%		1.54%		1.69%		N/A
Net investment income	5.42%		3.95%		5.15%		7.48	%(5)
Portfolio turnover rate	34%		41%		26%		3%

Notes to Financial Statements

NOVEMBER 30, 2009

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management LLC (“MCIM” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2009, the Fund did not classify funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the projected cash flows for the issuer;

•                  the fundamental business data relating to the issuer;

•                  an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                  the type, size and cost of holding;

•                  the financial statements of the issuer;

•                  the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

Notes to Financial Statements

NOVEMBER 30, 2009

•              the information as to any transactions in or offers for the holding;

•              the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                                          the business prospects of the issuer/ borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•                                          the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly FAS 157) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on December 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Fund’s investments.

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at value:

Investments in	Valuation Inputs
Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$350,428,095	$—	$—	$350,428,095
Short-Term Investments	—	14,681,866	—	14,681,866
Master Limited Partnerships	33,918,205	—	—	33,918,205
Preferred Stock	3,738,170	—	—	3,738,170
Total	$388,084,470	$14,681,866	$—	$402,766,336

Other Financial Instrument
Interest Rate Swap	$—	$(1,823,036)	$—	$(1,823,036)
Total	$—	$(1,823,036)	$—	$(1,823,036)

*                 For detailed country descriptions, see the accompanying Schedule of Investments. For the year ended November 30, 2009, the Portfolio did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4: 00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security

Notes to Financial Statements

NOVEMBER 30, 2009

transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at Period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Master limited partnerships, swaps, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of the Fund’s distributions.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of November 30, 2009, the Fund did not hold any repurchase agreements in its portfolio.

2. Income Taxes

The Fund adopted the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25,” formerly FIN 48) on December 1, 2007. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2005-2009 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2009 and November 30, 2008, respectively, were as follows:

Distributions paid from:

	2009	2008
Ordinary income	$12,641,464	$23,044,338
Long Term Capital Gain	$—	$72,655,126
Total	$12,641,464	$95,699,464

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. . Accordingly, for the year ended November 30, 2009, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment loss by $5,692,941, decreased paid in capital by $1,237,593, and increased accumulated net realized loss by $4,455,348. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships and swaps and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

Notes to Financial Statements

NOVEMBER 30, 2009

At November 30, 2009, the Fund had available for tax purposes unused capital loss carryover of $4,788,372, expiring November 30, 2016 and $76,246,841, expiring November 30, 2017.

As of November 30, 2009, deferred post-October losses were as follows:

Currency	$67,768

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$4,857,236
Accumulated capital loss	(81,035,213)
Unrealized depreciation	(11,321,668)
Cumulative effect of other timing differences	(7,262,237)
Total	$(94,761,882)

As of November 30 2009, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$33,943,036
Gross depreciation on investments (excess of tax cost over value)	(40,650,820)
Gross depreciation of foreign currency and other derivatives	(4,613,884)
Net unrealized depreciation	(11,321,668)
Total cost for federal income tax purposes	$409,474,120

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of foreign currency, swap contracts and wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

3. Capital Transactions

	For the Year Ended	For the Year Ended
	November 30, 2009	November 30, 2008
Common shares outstanding — beginning of period	17,317,074	17,104,789
Common shares issued*	—	212,285
Common shares outstanding — end of period	17,317,074	17,317,074

*                 Common shares were issued in accordance with Fund’s Dividend Reinvestment Plan. At the time of valuation the Fund was trading at a premium to NAV, resulting in issuance of these shares.

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the year ended November 30, 2009 aggregated to $242,063,468 and $254,634,861, respectively.

Purchases and sales of U.S. government securities, for the year ended November 30, 2009 were $ — and $5,112,500, respectively.

5. Investment Advisory and Management Agreement

On July 21, 2009 the Board of Directors approved the renewal of the Investment Management Agreement with Macqurie Capital Investment Management LLC (“MCIM” or “Manager”), pursuant to which MCIM serves as the Fund’s investment advisor and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

Brokerage Commissions: The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the investment advisor. The commissions paid to the affiliated firm were $6,392 for the year ended November 30, 2009.

6. Derivative Instruments

In March 2008, the FASB issued “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement” or “ASC 815.10.5” and “ASC 815.10.15,” formerly FAS 133 and FAS 161, respectively). The Derivatives Statement is effective for interim and annual periods beginning after November 15, 2008. The Derivatives Statement requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund’s adopted the Derivatives Statement in the current reporting period.

Interest Rate Swap Contract: The Fund has entered into an interest rate swap agreement with the National Australia Bank (“counterparty”), rated by Standard and Poor’s as “AA Stable”, to partially hedge its interest rate exposure on its leverage facility described in Note 7. Even though the Fund’s investment in an interest rate swap contract represents an economic hedge, it is considered to be a non-hedge transaction for the purposes of ASC 815. In this interest rate swap agreement, the

Notes to Financial Statements

NOVEMBER 30, 2009

Fund agrees to pay the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. The Fund’s maximum risk of loss from the counterparty is the discounted net value of the cash flows to be received from the counterparty over the contract remaining life, to the extent the amount is positive. As of November 30, 2009, the unrealized depreciation associated with the interest rate swap contract is $1.8 million and, therefore, the Fund did not possess any counterparty risk as of that date. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swap, including the accrual of periodic amounts of interest to be paid or received on the swap is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Total Return Swap Contract:

The Manager believes total return swap contracts provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities and are used for non-hedging purposes. During the period ended November 30, 2009 the Fund held a total return swap contract with the Bank of Nova Scotia (“counterparty”). Because the principal amount is not exchanged, it represents neither an asset nor a liability to either party, and is referred to as notional. The Fund records any periodic payments received from/ paid to the counterparty, including at termination, under such contracts as realized gain/loss on the Statement of Operations. The contract was closed during the period ended November 30, 2009.

The effect of derivative instruments on the Balance Sheet as of November 30, 2009:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Balance		Balance
for as hedging instruments	Sheet		Sheet
under ASC 815	Location	Fair Value	Location	Fair Value
Interest rate swap contract	—	$—	Unrealized depreciation on interest rate swap contract	$1,823,036

Total		$—		$1,823,036

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009:

			Change in
Derivatives	Location of	Realized	Unrealized
not accounted	Gain/Loss On	Gain/Loss On	Gain/Loss On
for as hedging	Derivatives	Derivatives	Derivatives
instruments under	Recognized in	Recognized in	Recognized in
ASC 815	Income	Income	Income
Interest rate swap contract	Net realized loss on Interest rate swap contracts/ Net change in unrealized appreciation/ depreciation on swap contracts	$(880,524)	$(2,888,993)

Total return swap contract	Net realized loss on total return swap contracts/ Net change in unrealized appreciation/ depreciation on swap contracts	(4,431,746)	4,548,500

Total		$(5,312,270)	$1,659,507

7. Leverage

On October 27, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides a credit facility to be used as leverage for the Fund. The proceeds of the first borrowing under the BNP Paribas Facility were used to repay all amounts outstanding under the commercial paper conduit arrangement dated October 31, 2008 with TSL (USA) Inc. as a conduit lender and National Australia Bank Limited New York Branch as a secondary lender (together the "Terminated Facilities"). As of November 30, 2009 the Fund had $82 million in leverage outstanding.

The BNP Paribas Facility provides for a secured, committed line of credit for the Fund where selected Fund's assets are pledged against advances made to the Fund. As of November 30, 2009 the market value of the securities pledged as collateral for the BNP Paribas Facility totaled to $261,763,776.

The BNP Paribas Facility required an up front payment from the Fund equal to $250,000, which will be amortized over a six month period. The Fund pays interest on the outstanding amounts at a rate of 100 bps per annum above 3-month LIBOR. As of November 30, 2009 the accrued interest on loan payable by the fund was $102,607. For the year ended November 30, 2009, the daily average amount outstanding under the Terminated Facilities and the BNP Paribas Facility was $80,795,261 with an average rate on the borrowing of 2.59% .

Notes to Financial Statements

NOVEMBER 30, 2009

The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. As of November 30, 2009 the Fund had unfunded commitments available of $18 million.

From time to time, the total cost of any leverage of the Fund may exceed the Fund's then-current income yield. The Manager believes, however, that the prudent use of leverage can, over time, assist the Fund in increasing total returns generated by the Fund, and that it may be impractical to terminate and add leverage on a frequent basis due to, among other things, transaction costs incurred in selling and purchasing underlying securities, the cost of negotiating new facilities, and the limited availability of these facilities.

8. Other

Compensation of Directors: The non-interested Directors of the Fund receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10. Subsequent Events

In May 2009, the FASB issued "Subsequent Events" (the "Subsequent Events Statement" or "ASC 855.10", formerly FAS 165), a statement outlining disclosure requirements related to certain events occurring after the date of financial statements. The Subsequent Events Statement is effective or interim and annual periods after June 15, 2009. The Funds adopted the Subsequent Events Statement in the current reporting period. Events and transactions from December 1, 2009 through January 19, 2010 have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Distributions: On December 8, 2009 the Board of Directors approved a regular quarterly distribution to $0.16 per common share. The distribution was paid on December 31, 2009 to shareholders of record on December 24, 2009.

Report of Independent Registered Public Accounting Firm

NOVEMBER 30, 2009

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund, Inc. (the “Fund”) at November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended and for the period August 26, 2005 (commencement of operations) through November 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 19, 2010

Additional Information

NOVEMBER 30, 2009  (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                  If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                  If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts.  It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases.  Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund.  The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws.  Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Board Approval of Investment Advisory and Management Agreement

On July 21, 2009, the Board of Directors of the Fund met in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement between the Fund and Macquarie Capital Investment Management LLC (“MCIM”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” regarding the services rendered to the Fund by MCIM, the experience of the person serving as principal portfolio manager, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors noted that it found the materials provided by MCIM to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Advisory Agreement” (the “Memorandum”) describing the legal duties of the Directors under the Investment Company Act of 1940, as amended, which was discussed, in detail, with the Board by counsel for the non-interested Directors. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds.

In particular, the Directors considered the following:

(a)          The nature, extent and quality of services provided by MCIM. The Directors reviewed the services that MCIM provides to the Fund, and considered its reputation as a manager of infrastructure assets. Representatives of MCIM presented an organizational chart for the MCIM business. The Directors also reviewed MCIM’s financial statements, noting MCIM’s solvency. Based on this presentation, the Directors concluded that the services provided to the Fund by MCIM under the Investment Advisory and Management Agreement were appropriate and would continue to benefit the Fund.

(b)         Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper, which compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM. It was noted that as a global infrastructure fund, the Fund is a fairly unique product with few, if any, directly comparable funds. After discussing the data set forth in both presentations, the Directors concluded that the Fund’s performance was satisfactory and the Fund’s fees reasonable given the Fund’s investment objective and investment focus.

The Directors also considered the data concerning the Fund’s fees and expenses as set forth in the Lipper presentations. The Directors concluded that although the Fund’s fees and expenses were at the high end of the range of fees and expenses presented, they seemed commensurate with the additional effort exerted by MCIM when carrying out the Fund’s complex investment process, and in light of the limitations of forming a comparable peer group.

(c)          Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any direct or indirect material economic benefits from MCIM’s relationship with the Fund. After reviewing the pro forma financial information, the Directors concluded that the profitability attributable to the Fund was reasonable.

(d)         The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion: No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the non-interested Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the non-interested Directors, approved the continuation of Investment Advisory and Management Agreement. It was noted that the non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements:

The Fund designates the following for federal income tax purposes for the year ended November 30, 2009.

Foreign Taxes Paid	$1,299,174
Foreign Source Income	$12,671,532

Of the distributions paid by the Fund from ordinary income for the year ended November 30, 2009, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	9.77%
Qualified Dividend Income	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

As required, on July 20, 2009, the Fund submitted to the NYSE the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Commission on a quarterly basis on Form N-CSR and Form N-Q.

INTENTIONALLY LEFT BLANK

Directors & Officers

NOVEMBER 30, 2009 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Gordon A. Baird*, 41	Director	Since — July 22, 2005
Term expires 2012.

Thomas W. Hunersen*, 51	Director	Since — July 12, 2005
Term expires 2010.

Chris LaVictoire Mahai*, 54	Director	Since — July 12, 2005
Term expires 2011

Principal Occupation(s)	Number of MCIM-Affiliate	Other Public
During Past Five Years	Advised Funds Overseen	Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002-w2003.	1	None

Mr. Hunersen manages CKW Ventures, LLC, an investment and consulting company, March 2006 to present. He was previously Head of Strategy Projects — North America, Global Wholesale Banking — Bank of Ireland, Greenwich, Connecticut, 2004. Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001-2003. Executive Vice President and General Manager, North American Head and Head of Energy & Utilities-Global Wholesale Banking-National Australia Bank Ltd, 1987-2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Charles Wheeler, 49	Director	Since — June 27, 2008
125 West 55th Street		Term expires 2011.
New York, NY 10019

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(2)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Jon Fitch, 44	Chief Executive Officer	Since — July 13, 2005
1 Shelly Street, Level 10
Sydney, NSW 2000

Richard Butt, 53	Chief Financial Officer,	Since — October 19, 2006
125 West 55th Street	Treasurer and Secretary
New York, NY 10019

Sally Worrall, 28	Chief Compliance Officer	Since — April 29, 2008
125 West 55th Street
New York, NY 10019

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)	Each officer serves an indefinite term.
*	Member of the Audit Committee

Principal Occupation(s)	Number of MCIM-Affiliate	Other Public
During Past Five Years	Advised Funds Overseen	Directorships
Mr. Wheeler, an Executive Director of Macquarie Group Limited, has been with Macquarie since may 1987 (Head of Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 - July 2008; Executive Director of the Macquarie Capital Products Group in Australia through August 2007).	1	None

Principal Occupation(s) During Past Five Years
CEO, Macquarie Capital Investment Management LLC, February 2004 — present. Equity Analyst, Macquarie Equities Limited, 1995-2003.

Director, Macquarie Capital Investment Management LLC, September 2006 to present; President, Macquarie Capital Investment Management LLC, December 2006 to present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 to February, 2008; President Refco Fund Holdings, LLC, November 2003 to August 2006; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006.

CCO, Macquarie Capital Investment Management LLC, September 2008 - present; CCO, Globalis Investments, LLC, July 2008 - May 2009; CCO, Macquarie Funds Management (USA) Inc., April 2009 - present; CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to present; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to September 2008; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group.

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.    Code of Ethics.

(a)           The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)           Not applicable.

(c)           During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)           During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)           Not applicable.

(f)            The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.    Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.”  Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)  Audit Fees:  The aggregate fees billed for each of the last two fiscal years ended November 30, 2009 and 2008 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $75,000 and $101,000, respectively.

(b)  Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years ended November 30, 2009 and 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and

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$2,500, respectively.

(c)  Tax Fees:  The aggregate fees billed in each of the last two fiscal years ended November 30, 2009 and 2008 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $67,800 and $75,850, respectively.

(d)  All Other Fees:  The aggregate fees billed in each of the last two fiscal years ended November 30, 2009 and 2008 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 and $0, respectively.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)       No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2009 and 2008 were $0 and $125,000, respectively.  Services were billed to and provided to an entity under common control with the investment adviser and were for general tax compliance, advisory services, and due diligence reviews.

(h)           The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2009 and 2008.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members:  Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

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Item 6.    Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager, LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf.  MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU.  For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU.  RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided.  Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate

4

the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so.  In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers as of January 31, 2010:

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jon Fitch	CEO, Co-Portfolio Manager	Since 2005	Head of Infrastructure Securities for Macquarie Funds Group (February 2004 – present).

Andrew Maple-Brown	Co-Portfolio Manager	Since August 2009

Mr. Maple-Brown joined Macquarie Group in 2001 in the Debt Markets division where his focus was on infrastructure transactions. He joined the Registrant’s investment team in 2007 as a Portfolio Manager.

(a)(2) Other Accounts Managed as of November 30, 2009:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jon Fitch	2 / $534.5m	1 / $35.2m	3 / $105.0m	6 / $674.7m
Andrew Maple-Brown	2 / $534.5m	2 / $87.7m	3 / $105.0m	7 / $727.2m

Material Conflicts of Interest.  Macquarie Capital Investment Management, LLC (the “Adviser”) believes that Messrs. Fitch’s and Maple-Brown’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the

5

allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts.  To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)       Portfolio Manager Compensation as of November 30, 2009:

Base salary.  Each of the Portfolio Managers is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”).  In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.  The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options.  To encourage superior performance, MGL has a formula driven profit share scheme for staff.  The size of the profit sharing pool is determined annually by reference to MGL’s after-tax profits and its earnings over and above the estimated cost of capital.  The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage.  Allocations are then made to individuals within the business areas based on their performance and contribution over the year.  Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders.  Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

The Portfolio Managers are also eligible to receive options.  The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e., allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4)       Dollar Range of Securities Owned as of November 30, 2009:

Portfolio Manager	Dollar Range of Equity Securities in Registrant(1)
Jon Fitch	None
Andrew Maple-Brown	None

(1)”Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

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Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.  Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)            There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)       The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)       Not applicable.

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(b)           The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 8, 2010

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	February 8, 2010

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